Exhibit 99.1

LAZYDAYS REPORTS THIRD QUARTER 2024 RESULTS

Tampa, FL (November 18, 2024) – Lazydays Holdings, Inc. (Nasdaq: GORV) today announced its third quarter 2024 earnings results.

Ron Fleming, Interim CEO, said, "Despite challenging financial results during the third quarter, which continued to be impacted by economic and other industry-wide demand headwinds, we are very encouraged by the completion of last week’s recapitalization transactions. These transformative transactions have fortified the Company’s financial foundation and operational focus and mark a turning point for Lazydays as we position ourselves for a stronger, more agile future. With a streamlined balance sheet, enhanced liquidity, and a simplified dealership network, we are better equipped to navigate the evolving RV landscape and deliver on our commitment to industry leadership."

Total revenue for the third quarter was $213.5 million compared to $280.7 million for the same period in 2023. Total revenue for the nine months ended September 30, 2024 was $722.7 million compared to $884.7 million for the same period in 2023.

Net loss for the third quarter was $17.7 million compared to net loss of $5.6 million for the same period in 2023. Adjusted net loss, a non-GAAP measure, was $16.2 million compared to adjusted net loss of $2.9 million for the same period in 2023. Net loss per diluted share was $1.37 compared to net loss per diluted share of $0.48 for the same period in 2023. Adjusted net loss per diluted share, a non-GAAP measure, was $1.27 compared to adjusted net loss per diluted share of $0.29 for the same period in 2023.

Net loss for the nine months ended September 30, 2024 was $83.9 million compared to net loss of $2.3 million for the same period in 2023. Adjusted net loss, a non-GAAP measure, was $62.1 million compared to adjusted net income of $2.2 million for the same period in 2023. Net loss per diluted share was $6.24 compared to net loss per diluted share of $0.49 for the same period in 2023. Adjusted net loss per diluted share, a non-GAAP measure, was $4.73 compared to adjusted net loss per diluted share of $0.07 for the same period in 2023.

See Reconciliation of Non-GAAP Measures for additional details regarding our adjusted results of operations.

Conference Call Information
We have scheduled a conference call at 8:30 AM Eastern Time on Tuesday, November 19, 2024 that will also be broadcast live over the internet.
The conference call may be accessed by telephone at (877) 407-8029 / +1 (201) 689-8029. To listen live on our website or for replay, visit https://www.lazydays.com/investor-relations.
About Lazydays
Lazydays has been a prominent player in the RV industry since our inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Our commitment to excellence has led to enduring relationships with RVers and their families who rely on us for all of their RV needs.

Our wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you're a seasoned RVer or just starting your adventure, our dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary.

Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker "GORV."

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future financing transactions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including our ability to obtain further waivers or amendments to credit agreements, the actions or inactions of our lenders, available borrowing capacity, our compliance with financial covenants and our ability to refinance or repay indebtedness on terms acceptable to us), acts of God or other incidents which may adversely impact our operations and financial performance, government regulations, legislation and others set forth throughout under the headers "Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to our financial statements, in our most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-Kand from time to time in our other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this release.
Non-GAAP Financial Measures

This press release contains non-GAAP financial measures such as adjusted cash flow from operations, adjusted costs applicable to revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, adjusted income (loss) before income taxes, adjusted SG&A, and adjusted income (loss) from operations. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, we review any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. We caution you not to place undue reliance on such non-GAAP measures, and also to consider them with the most directly comparable GAAP measures. We present cash flows from operations in the following tables, adjusted to include the change in non-trade floor plan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, we have reconciled these measures to the most directly comparable GAAP measures in the attachments to this release. We believe the non-GAAP financial measures we present improve the transparency of our disclosures; provide a meaningful presentation of our results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of our results from core business operations. These presentations should not be considered an alternative to GAAP measures.
Contact:
investors@lazydays.com

Results of Operations

	Three Months Ended September 30,		Variance
(In thousands except share and per share amounts)	2024	2023	%
Revenues
New vehicle retail	$122,291	$172,898	(29.3)%
Pre-owned vehicle retail	60,177	75,059	(19.8)%
Vehicle wholesale	1,801	2,056	(12.4)%
Finance and insurance	16,333	16,462	(0.8)%
Service, body and parts and other	12,863	14,207	(9.5)%
Total revenues	213,465	280,682	(23.9)%
Cost applicable to revenues
New vehicle retail	111,032	154,181	(28.0)%
Pre-owned vehicle retail	49,220	59,693	(17.5)%
Vehicle wholesale	1,964	2,026	(3.1)%
Finance and insurance	544	569	(4.4)%
Service, body and parts and other	5,742	7,109	(19.2)%
LIFO	(350)	2,663	(113.1)%
Total cost applicable to revenues	168,152	226,241	(25.7)%
Gross profit	45,313	54,441	(16.8)%
Depreciation and amortization	5,170	4,602	12.3%
Selling, general, and administrative expenses	45,802	48,250	(5.1)%
(Loss) income from operations	(5,659)	1,589	NM
Other income (expense):
Floor plan interest expense	(6,361)	(6,258)	1.6%
Other interest expense	(5,564)	(2,701)	106.0%
Change in fair value of warrant liabilities	(462)	—	NM
(Loss) gain on sale of property and equipment	—	(21)	NM
Total other expense, net	(12,387)	(8,980)	37.9%
Loss before income taxes	(18,046)	(7,391)	NM
Income tax benefit (expense)	381	1,805	(78.9)%
Net loss	(17,665)	(5,586)	NM
Dividends on Series A Convertible Preferred Stock	(2,159)	(1,210)	78.4%
Net loss and comprehensive loss attributable to common stock and participating securities	$(19,824)	$(6,796)	NM

Loss per share:
Basic	$(1.37)	$(0.48)	NM
Diluted	$(1.37)	$(0.48)	NM
Weighted average shares used for EPS calculations:
Basic	14,439,861	14,263,367
Diluted	14,439,861	14,263,367
*NM - not meaningful

	Nine Months Ended September 30,		Variance
(In thousands except share and per share amounts)	2024	2023	%
Revenues
New vehicle retail	$418,315	$532,397	(21.4)%
Pre-owned vehicle retail	200,661	250,825	(20.0)%
Vehicle wholesale	11,318	5,480	106.5%
Finance and insurance	50,703	51,085	(0.7)%
Service, body and parts and other	41,748	44,931	(7.1)%
Total revenues	722,745	884,718	(18.3)%
Cost applicable to revenues
New vehicle retail	388,225	465,656	(16.6)%
Pre-owned vehicle retail	168,865	199,646	(15.4)%
Vehicle wholesale	14,021	5,432	158.1%
Finance and insurance	1,881	2,072	(9.2)%
Service, body and parts and other	19,179	21,807	(12.1)%
LIFO	91	4,049	(97.8)%
Total cost applicable to revenues	592,262	698,662	(15.2)%
Gross profit	130,483	186,056	(29.9)%
Depreciation and amortization	15,587	13,464	15.8%
Selling, general, and administrative expenses	146,698	152,262	(3.7)%
(Loss) income from operations	(31,802)	20,330	NM
Other income (expense):
Floor plan interest expense	(19,745)	(17,624)	12.0%
Other interest expense	(15,924)	(6,484)	145.6%
Change in fair value of warrant liabilities	(799)	856	NM
(Loss) gain on sale of property and equipment	1,044	(21)	NM
Total other expense, net	(35,424)	(23,273)	52.2%
Loss before income taxes	(67,226)	(2,943)	NM
Income tax benefit (expense)	(16,640)	642	NM
Net loss	(83,866)	(2,301)	NM
Dividends on Series A Convertible Preferred Stock	(6,174)	(3,590)	72.0%
Net loss and comprehensive loss attributable to common stock and participating securities	$(90,040)	$(5,891)	NM

Loss per share:
Basic	$(6.24)	$(0.44)	NM
Diluted	$(6.24)	$(0.49)	NM
Weighted average shares used for EPS calculations:
Basic	14,418,692	13,470,219
Diluted	14,418,692	13,470,219
*NM - not meaningful

Total Results Summary

	Three Months Ended September 30,		Variance
	2024	2023
Gross profit margins
New vehicle retail	9.2%	10.8%	(160)	bps
Pre-owned vehicle retail	18.2%	20.5%	(230)	bps
Vehicle wholesale	(9.1)%	1.5%	NM
Finance and insurance	96.7%	96.5%	20	bps
Service, body and parts and other	55.4%	50.0%	540	bps
Total gross profit margin	21.2%	19.4%	180	bps
Total gross profit margin (excluding LIFO)	21.1%	20.3%	80	bps

Retail units sold
New vehicle retail	1,666	2,046	(18.6)%
Pre-owned vehicle retail	1,084	1,162	(6.7)%
Total retail units sold	2,750	3,208	(14.3)%

Average selling price per retail unit
New vehicle retail	$73,404	$84,505	(13.1)%
Pre-owned vehicle retail	55,514	64,595	(14.1)%

Average gross profit per retail unit (excluding LIFO)
New vehicle retail	$6,758	$9,148	(26.1)%
Pre-owned vehicle retail	10,108	13,224	(23.6)%
Finance and insurance	5,741	4,954	15.9%

Revenue mix
New vehicle retail	57.3%	61.6%
Pre-owned vehicle retail	28.2%	26.7%
Vehicle wholesale	0.8%	0.7%
Finance and insurance	7.7%	5.9%
Service, body and parts and other	6.0%	5.1%
	100.0%	100.0%

Gross profit mix
New vehicle retail	24.8%	34.4%
Pre-owned vehicle retail	24.2%	28.2%
Vehicle wholesale	(0.4)%	0.1%
Finance and insurance	34.8%	29.2%
Service, body and parts and other	15.7%	13.0%
LIFO	0.9%	(4.9)%
	100.0%	100.0%
*NM - not meaningful

	Nine Months Ended September 30,		Variance
	2024	2023
Gross profit margins
New vehicle retail	7.2%	12.5%	(530)	bps
Pre-owned vehicle retail	15.8%	20.4%	(460)	bps
Vehicle wholesale	(23.9)%	0.9%	NM
Finance and insurance	96.3%	95.9%	40	bps
Service, body and parts and other	54.1%	51.5%	260	bps
Total gross profit margin	18.1%	21.0%	(290)	bps
Total gross profit margin (excluding LIFO)	18.1%	21.5%	(340)	bps

Retail units sold
New vehicle retail	5,742	6,005	(4.4)%
Pre-owned vehicle retail	3,692	3,854	(4.2)%
Total retail units sold	9,434	9,859	(4.3)%

Average selling price per retail unit
New vehicle retail	$72,852	$88,659	(17.8)%
Pre-owned vehicle retail	54,350	65,082	(16.5)%

Average gross profit per retail unit (excluding LIFO)
New vehicle retail	$5,240	$11,114	(52.9)%
Pre-owned vehicle retail	8,612	13,279	(35.1)%
Finance and insurance	5,175	4,972	4.1%

Revenue mix
New vehicle retail	57.9%	60.2%
Pre-owned vehicle retail	27.8%	28.4%
Vehicle wholesale	1.6%	0.6%
Finance and insurance	7.0%	5.8%
Service, body and parts and other	5.7%	5.0%
	100.0%	100.0%

Gross profit mix
New vehicle retail	23.1%	35.9%
Pre-owned vehicle retail	24.4%	27.5%
Vehicle wholesale	(2.1)%	—%
Finance and insurance	37.4%	26.3%
Service, body and parts and other	17.3%	12.4%
LIFO	(0.1)%	(2.1)%
	100.0%	100.0%
*NM - not meaningful

Other Metrics

	Adjusted		As Reported
	Three Months Ended September 30,		Three Months Ended September 30,
	2024	2023	2024	2023
SG&A as a % of revenue	20.8%	16.7%	21.5%	17.2%
SG&A as % of gross profit, excluding LIFO	98.8%	82.1%	101.9%	84.5%
(Loss) income from operations as a % of revenue	(2.2)%	2.0%	(2.7)%	0.6%
(Loss) income from operations as a % of gross profit, excluding LIFO	(10.3)%	9.8%	(12.6)%	2.8%
(Loss) income before income taxes as % of revenue	(7.7)%	(1.2)%	(8.5)%	(2.6)%
Net (loss) income as a % of revenue	(7.6)%	(1.0)%	(8.3)%	(2.0)%

	Adjusted		As Reported
	Nine Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
SG&A as a % of revenue	19.8%	16.8%	20.3%	17.2%
SG&A as % of gross profit, excluding LIFO	109.6%	78.3%	112.3%	80.1%
(Loss) income from operations as a % of revenue	(3.9)%	3.1%	(4.4)%	2.3%
(Loss) income from operations as a % of gross profit, excluding LIFO	(21.5)%	14.6%	(24.4)%	10.7%
(Loss) income before income taxes as % of revenue	(8.7)%	0.4%	(9.3)%	(0.3)%
Net (loss) income as a % of revenue	(8.6)%	0.3%	(11.6)%	(0.3)%

Other Highlights

	September 30, 2024	December 31, 2023
Store Count
Dealerships	23	24

Days Supply*
New vehicle inventory	235	380
Pre-owned vehicle inventory	76	132
*Days supply calculated based on current inventory levels and a 90-day historical average cost of sales level.

Same-Store Results Summary

	Three Months Ended September 30,		Variance
($ in thousands, except per vehicle data)	2024	2023
Revenues
New vehicle retail	$105,432	$163,622	(35.6)%
Pre-owned vehicle retail	52,166	70,236	(25.7)%
Vehicle wholesale	1,340	2,055	(34.8)%
Finance and insurance	14,127	15,552	(9.2)%
Service, body and parts and other	11,279	12,841	(12.2)%
Total revenues	$184,344	$264,306	(30.3)%

Gross profit
New vehicle retail	$9,385	$17,208	(45.5)%
Pre-owned vehicle retail	9,334	14,435	(35.3)%
Vehicle wholesale	49	31	58.1%
Finance and insurance	13,655	15,017	(9.1)%
Service, body and parts and other	6,166	6,662	(7.4)%
LIFO	350	(2,663)	(113.1)%
Total gross profit	$38,939	$50,690	(23.2)%

Gross profit margins
New vehicle retail	8.9%	10.5%	(160)	bps
Pre-owned vehicle retail	17.9%	20.6%	(270)	bps
Vehicle wholesale	3.7%	1.5%	220	bps
Finance and insurance	96.7%	96.6%	10	bps
Service, body and parts and other	54.7%	51.9%	280	bps
Total gross profit margin	21.1%	19.2%	190	bps
Total gross profit margin (excluding LIFO)	20.9%	20.2%	70	bps

Retail units sold
New vehicle retail	1,365	1,865	(26.8)%
Pre-owned vehicle retail	913	1,071	(14.8)%
Total retail units sold	2,278	2,936	(22.4)%

Average selling price per retail unit
New vehicle retail	$77,240	$87,733	(12.0)%
Pre-owned vehicle retail	57,137	65,580	(12.9)%

Average gross profit per retail unit (excluding LIFO)
New vehicle retail	$6,875	$9,227	(25.5)%
Pre-owned vehicle retail	10,223	13,478	(24.2)%
Finance and insurance	5,994	5,115	17.2%
*NM - not meaningful

	Nine Months Ended September 30,		Variance
(In thousands, except per vehicle data)	2024	2023
Revenues
New vehicle retail	$354,704	$504,127	(30)%
Pre-owned vehicle retail	166,013	232,452	(29)%
Vehicle wholesale	8,861	5,222	70%
Finance and insurance	42,357	48,330	(12)%
Service, body and parts and other	34,737	39,852	(13)%
Total revenues	$606,672	$829,983	(27)%

Gross profit
New vehicle retail	$24,666	$62,636	(61)%
Pre-owned vehicle retail	25,986	47,682	(46)%
Vehicle wholesale	(1,438)	44	NM
Finance and insurance	40,728	46,354	(12)%
Service, body and parts and other	18,637	20,075	(7)%
LIFO	(91)	(4,049)	(98)%
Total gross profit	$108,488	$172,742	(37)%

Gross profit margins
New vehicle retail	7.0%	12.4%	(540)	bps
Pre-owned vehicle retail	15.7%	20.5%	(480)	bps
Vehicle wholesale	(16.2)%	0.8%	NM
Finance and insurance	96.2%	95.9%	30	bps
Service, body and parts and other	53.7%	50.4%	330	bps
Total gross profit margin	17.9%	20.8%	(290)	bps
Total gross profit margin (excluding LIFO)	17.9%	21.3%	(340)	bps

Retail units sold
New vehicle retail	4,511	5,543	(19)%
Pre-owned vehicle retail	2,950	3,534	(17)%
Total retail units sold	7,461	9,077	(18)%

Average selling price per retail unit
New vehicle retail	$78,631	$90,948	(14)%
Pre-owned vehicle retail	56,276	65,776	(14)%

Average gross profit per retail unit (excluding LIFO)
New vehicle retail	$5,468	$11,300	(52)%
Pre-owned vehicle retail	8,809	13,492	(35)%
Finance and insurance	5,459	5,107	7%
*NM - not meaningful

Condensed Consolidated Balance Sheets

(In thousands)	September 30, 2024	December 31, 2023
Current assets
Cash	$13,536	$58,085
Receivables, net of allowance for doubtful accounts	23,642	22,694
Inventories	310,671	456,087
Income tax receivable	7,254	7,416
Prepaid expenses and other	3,467	2,614
Total current assets	358,570	546,896

Long-term assets
Property and equipment, net	273,733	265,726
Operating lease assets	25,571	26,377
Intangible assets, net	74,442	80,546
Other assets	3,630	2,750
Deferred income tax asset	—	15,444
Total assets	$735,946	$937,739

Current liabilities
Floor plan notes payable	$316,551	$446,783
Revolving line of credit, current portion	17,500	—
Other current liabilities	57,967	53,194
Total current liabilities	392,018	499,977

Long-term liabilities
Financing liability, non-current portion, net	90,540	91,401
Revolving line of credit, non-current portion	23,500	49,500
Long-term debt, non-current portion, net	27,590	28,075
Related party debt, non-current portion, net	43,152	33,354
Warrant liabilities	5,706	—
Other long-term liabilities	22,512	22,242
Total liabilities	605,018	724,549

Series A Convertible Preferred Stock	62,363	56,193
Stockholders' Equity	68,565	156,997
Total liabilities and stockholders' equity	$735,946	$937,739

Condensed Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
(In thousands)	2024	2023
Operating Activities
Net loss	$(83,866)	$(2,301)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	1,495	2,067
Bad debt expense	46	9
Depreciation and amortization of property and equipment	9,481	7,992
Amortization of intangible assets	6,106	5,501
Amortization of debt discount	1,508	327
Non-cash operating lease (benefit) expense	(497)	201
(Gain) loss on sale of property and equipment	(1,044)	21
Deferred income taxes	16,700	(116)
Change in fair value of warrant liabilities	799	(856)
Impairment charges	—	629
Changes in operating assets and liabilities:
Receivables	(994)	3,221
Inventories	145,416	18,427
Prepaid expenses and other	(853)	(1,196)
Income tax receivable/payable	165	(621)
Other assets	(882)	(169)
Accounts payable	(1,601)	5,511
Accrued expenses and other current liabilities	6,588	1,787
Total adjustments	182,433	42,735
Net cash provided by operating activities	$98,567	$40,434

	Nine Months Ended September 30,
(In thousands)	2024	2023
Net cash provided by operating activities, as reported	$98,567	$40,434
Net repayments on floor plan notes payable	(129,169)	(13,967)
Minus borrowings on floor plan notes payable associated with acquired new inventory	—	(19,726)
Adjusted net cash (used in) provided by operating activities	$(30,602)	$6,741

Reconciliation of Non-GAAP Measures

	Three Months Ended September 30, 2024
($ in thousands, except per share amounts)	As reported	Loss on change in fair value of warrant liabilities	LIFO	Transaction costs	Severance and transition costs	Deferred tax valuation allowance	Adjusted
Costs applicable to revenue	$168,152	$—	$350	$—	$—	$—	$168,502
Selling, general and administrative expenses	45,802	—	—	(1,296)	(100)	—	44,406
(Loss) income from operations	(5,659)	—	(350)	1,296	100	—	(4,613)
Change in fair value of warrant liabilities	(462)	462	—	—	—	—	—
(Loss) income before income taxes	(18,046)	462	(350)	1,296	100	—	(16,538)
Income tax (expense) benefit	381	2	(1)	5	—	1	388
Net (loss) income	(17,665)	464	(351)	1,301	100	1	(16,150)
Dividends on Series A Convertible Preferred Stock	(2,159)	—	—	—	—	—	(2,159)
Net (loss) income and comprehensive (loss) income attributable to common stock and participating securities	$(19,824)	$464	$(351)	$1,301	$100	$1	$(18,309)

Diluted loss per share	$(1.37)						$(1.27)
Shares used for diluted calculation	14,439,861						14,439,861

	Three Months Ended September 30, 2023
($ in thousands, except per share amounts)	As reported	LIFO	Transaction costs	Severance and transition costs	Adjusted
Costs applicable to revenue	$226,241	$(2,663)	$—	$—	$223,578
Selling, general and administrative expenses	48,250	—	(727)	(625)	46,898
Income from operations	1,589	2,663	727	625	5,604
(Loss) income before income taxes	(7,391)	2,663	727	625	(3,376)
Income tax benefit (expense)	1,805	(873)	(238)	(205)	489
Net (loss) income	(5,586)	1,790	489	420	(2,887)
Dividends on Series A Convertible Preferred Stock	(1,210)	—	—	—	(1,210)
Net (loss) income and comprehensive (loss) income attributable to common stock and participating securities	$(6,796)	$1,790	$489	$420	$(4,097)

Diluted loss per share	$(0.48)				$(0.29)
Shares used for diluted calculation	14,263,367				14,263,367

	Nine Months Ended September 30, 2024
($ in thousands, except per share amounts)	As reported	Loss on change in fair value of warrant liabilities	LIFO	Transaction costs	Severance and transition costs	Deferred tax valuation allowance	Uninsured loss	Adjusted
Costs applicable to revenue	$592,262	$—	$(91)	$—	$—	$—	$—	$592,171
Selling, general and administrative expenses	146,698	—	—	(2,925)	(199)	—	(481)	143,093
(Loss) income from operations	(31,802)	—	91	2,925	199	—	481	(28,106)
Change in fair value of warrant liabilities	(799)	799	—	—	—	—	—	—
(Loss) income before income taxes	(67,226)	799	91	2,925	199	—	481	(62,731)
Income tax (expense) benefit	(16,640)	5	1	20	1	17,262	3	652
Net (loss) income	(83,866)	804	92	2,945	200	17,262	484	(62,079)
Dividends on Series A Convertible Preferred Stock	(6,174)	—	—	—	—	—	—	(6,174)
Net (loss) income and comprehensive (loss) income attributable to common stock and participating securities	$(90,040)	$804	$92	$2,945	$200	$17,262	$484	$(68,253)

Diluted loss per share	$(6.24)							$(4.73)
Shares used for diluted calculation	14,418,692							14,418,692

	Nine Months Ended September 30, 2023
($ in thousands, except per share amounts)	As reported	Gain on change in fair value of warrant liabilities	LIFO	Transaction costs	Severance and transition costs	Impairment charge	Uninsured loss	Adjusted
Costs applicable to revenue	$698,662	$—	$(4,049)	$—	$—	$—	$—	$694,613
Selling, general and administrative expenses	152,262	—	—	(1,198)	(1,278)	(629)	(300)	148,857
Income from operations	20,330	—	4,049	1,198	1,278	629	300	27,784
Gain on change in fair value of warrant liabilities	856	(856)	—	—	—	—	—	—
(Loss) income before income taxes	(2,943)	(856)	4,049	1,198	1,278	629	300	3,655
Income tax benefit (expense)	642	—	(1,140)	(337)	(360)	(119)	(106)	(1,420)
Net (loss) income	(2,301)	(856)	2,909	861	918	510	194	2,235
Dividends on Series A Convertible Preferred Stock	(3,590)	—	—	—	—	—	—	(3,590)
Net (loss) income and comprehensive (loss) income attributable to common stock and participating securities	$(5,891)	$(856)	$2,909	$861	$918	$510	$194	$(1,355)

Diluted loss per share	$(0.49)							$(0.07)
Shares used for diluted calculation	13,470,219							13,470,219